UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of The
                      Securities Exchange Act of 1934



October 1, 2007
Date of Report (Date of earliest event reported):


 Morgan Stanley ABS Capital I Inc. Trust 2007-HE7
(Exact name of issuing entity as specified in its charter)


 Morgan Stanley ABS Capital I Inc.
(Exact name of depositor as specified in its charter)


Morgan Stanley Mortgage Capital Holdings LLC, successor-in-interest by merger to Morgan Stanley Mortgage Capital Inc. (Exact name of sponsor as specified in its charter)



New York                 333-130694-32                 Pending
(State or other          (Commission                   (IRS Employer
jurisdiction              File Number)                 Identification No.)
of incorporation)



c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                                    21045
(Address of principal executive offices)                       (Zip Code)

(410) 884-2000
(Registrant's telephone number, including area code)


Not Applicable
Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Section 8 -Other Events

Item 8.01 - Other Events

Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. and Banc of America Securities LLC, has acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association, a custodian under the Pooling and Servicing Agreement, dated as of September 1, 2007, providing for the issuance of Mortgage Pass-Through Certificates Series 2007-HE7, from ABN AMRO Bank N.V.


 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley ABS Capital I Inc. Trust 2007-HE7
 (Issuing Entity)


By: Wells Fargo Bank, N.A. as Master Servicer
By:/s/ Elisabeth A. Brewster
By: Elisabeth A. Brewster, Vice President


 Date: October 5, 2007